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                                                                          1
                    SECURITIES AND EXCHANGE COMMISSION
                           Washington, DC  20549



                                 FORM  8-K

                              CURRENT REPORT

                      Pursuant to Section 13 or 15(d)
                  of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):     May 18, 2001
                                                  --------------------


                   NETWORK ACCESS SOLUTIONS CORPORATION
          -------------------------------------------------------
          (Exact name of registrant as specified in its charter)


        Delaware                    000-25945                54-1738938
------------------------          ------------            -----------------
     (State or other               (Commission              (IRS Employer
     jurisdiction of                  File                 Identification
     incorporation)                  Number)                   Number)


 13650 Dulles Technology Drive, Herndon, Virginia               20171
----------------------------------------------------      -----------------
     (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code:         703-793-5000
                                                          -----------------

                              Not Applicable
       -------------------------------------------------------------
       (Former name or former address, if changed since last report)

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                                                                          2
Item 1.    Changes in Control of Registrant

     Not applicable.

Item 2.    Acquisition or Disposition of Assets

     Not applicable.

Item 3.    Bankruptcy or Receivership

     Not applicable.

Item 4.    Changes in Registrant's Certifying Accountant

     Not applicable.

Item 5.    Other Events and Regulation FD Disclosure

     See Item 9 of this Form 8-K.

Item 6.    Resignation of Registrant's Directors

     Not applicable.

Item 7.    Financial Statements and Exhibits

     Not applicable.

Item 8.    Change in Fiscal Year

     Not applicable.


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                                                                          3
Item 9.    Regulation FD Disclosure

     This Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are subject to a variety of risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from those contemplated in these forward-looking statements. In particular, the risks and uncertainties include those described under "Risk Factors" in our June 1999 IPO Prospectus, in our annual report on Form 10-K for the year ended December 31, 2000 and in other periodic SEC filings, and other related risks and uncertainties which include, among other things, (i) our ability to successfully market our services to current and new customers;
(ii) the effect of competition; (iii) our ability to react to trends in regulatory, legislative and judicial developments; (iv) our ability to manage growth of our operations; (v) our ability to secure additional sources of financing; (vi) our ability to reduce operating expenses; (vii) our ability to successfully manage our lease obligations and vendor liabilities and maintain available lease lines; (viii) our ability to continue to comply with the listing standards of The Nasdaq Stock Market and remain listed on this exchange; (ix) our ability to manage the business under the restructuring plan; (x) the difficulty of predicting the new and rapidly evolving high-speed data communications industry; and (xi) acquisitions involving us which may disrupt the business and be dilutive to our existing stockholders. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. We undertake no obligation to update or revise the information contained in this Form 8-K, whether as a result of new information, future events or circumstances or otherwise.

     On May 11, 2001, we announced a restructuring plan, under which we will reduce selling, general and administrative expenses by approximately 50% by eliminating nearly 150 positions and reducing other expenses. In addition, anticipated capital expenditures have been reduced to approximately $8 million for 2001. We are also evaluating unproductive central office facilities and other fixed assets and are considering a variety of options that are designed to improve the return on the investment in these assets including rental to other carriers. We are currently evaluating the financial impact of the various options in future quarters. For details, please see the press release, which is set forth in its entirety below. As a result of this announcement, we have developed a revised business model, a copy of which is also set forth below.

     By letter dated April 12, 2001, The Nasdaq Stock Market notified us that we were out of compliance with the Nasdaq National Market maintenance standards with respect to the applicable stock price tests. Nasdaq's letter further stated that we would be provided 90 days in which to regain compliance or Nasdaq will provide notice that our common stock will be delisted (which ruling may be appealed by us at that time). If we are unable to cure the non-compliance within the applicable time period, our common stock could be delisted from The Nasdaq Stock Market. In such event, our common stock would be available for immediate quotation on the over-the-counter bulletin board, or OTCBB, for those market makers quoting our common stock during the 30-day period preceding its delisting from Nasdaq.


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                                                                          4
--------------------------------------------------------------------------
                               PRESS RELEASE
--------------------------------------------------------------------------

NEWS
FOR IMMEDIATE RELEASE


ANALSYT CONTACT:                                             MEDIA CONTACT:
Mark Scott                                                  Debra Arrington
(703) 793-5064                                               (703) 793-5165
mscott@nas-corp.com                                 darrington@nas-corp.com



  NETWORK ACCESS SOLUTIONS REDUCES FUNDING NEEDS TO LESS THAN $5 MILLION
       -- Cost Reductions Drive Further Growth & Profitability --
   -- Gross Margin Positive Position Achieved in Second Quarter 2001 -- -- Continued Focus on High-Margin, High-Value Business Customers --

HERNDON, VIRGINIA - May 11, 2001 - Network Access Solutions Corporation
(NAS) (NASDAQ: NASC), one of the nation's leading broadband solutions providers for businesses, today announced it will significantly reduce the need for external funding by further restructuring its workforce and strengthening its focus on the business-class broadband services market.

As a result, NAS projects it will require less than $5 million to become cash flow positive by the first quarter of 2003, as compared to the previously-announced funding requirement of $20 million.

The company expects to become gross margin positive during the second quarter of 2001, and EBITDA positive in the third quarter of 2002. As of April 30, 2001, NAS had approximately $46 million in cash and restricted cash on its balance sheet.


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                                                                          5
"During the past six months, we've streamlined our operations and steadily increased network services revenues to move into a self-funding position as quickly as possible," said Jon Aust, NAS chairman and CEO. "We had very strong results in the first quarter of this year as demonstrated by the 177% revenue growth in network services over the first quarter of 2000.
This growth is the direct result of increasing demand for business-class broadband services, above-average ARPU's that are trending up, and a strong focus on high-margin, high-value business customers in the Northeast and mid-Atlantic. We've also increased operating efficiencies and reduced SG&A and network operating costs."

Under the restructuring, NAS will trim SG&A expenses by approximately 50% by eliminating nearly 150 positions and reducing other expenses. This move strengthens the company's ability to sell broadband services to business customers and provide high-quality customer service, and eliminates management and staff positions in administration, marketing, human resources, and engineering that are no longer needed to support NAS' next phase of growth. Anticipated capital expenditures have been reduced to approximately $8 million for 2001.

NAS is also evaluating unproductive co-location facilities and considering a variety of options that will improve the return on the investment in these assets including rental to other carriers that do not have cost-effective co-location access.

Under the restructuring, NAS announced several board and management changes. President and chief operating officer, Nick Williams, has left the company to pursue other interests. Stephen Aust has been promoted from executive vice president of business operations to chief operating officer. Ned Scherer, Stephen Aust and Bill Smedburg will join the NAS Board of Directors effective immediately. They will replace Nick Williams, Robert Nicholson and Dennis Patrick.

About NAS

Network Access Solutions is one of the nation's leading broadband solutions providers. Founded in 1995, the company currently provides an expansive portfolio of broadband networking services in the Verizon region including DSL. The Verizon region is home to 35% of the world's data communications traffic and the densest collection of businesses in the U.S.

NAS gives customers access to a robust broadband services "bundle" which includes network consulting, integration, management, security services and DSL. The NAS network supports traditional and packet-based services such as ATM, frame relay, and IP. NAS' hallmark broadband service -
CopperNet (r) - provides high-speed, "always on" local, metropolitan and wide-area connectivity. CopperNet is a seamless, cost-effective replacement for traditional T-1 and ISDN lines, and can deliver substantial savings to business customers in local facilities expenses, depending upon their requirements. For more information, visit the company's web site at http://www.nas-corp.com.


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                                                                          6
-30-
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are subject to a variety of risks and uncertainties, many of which are beyond the Company's control, which could cause actual results to differ materially from those contemplated in these forward-looking statements. In particular, the risks and uncertainties include those described under "Risk Factors" in NAS' June 1999 IPO Prospectus, most recent 10K and other periodic SEC filings, and other related risks and uncertainties which include, among other things, (i) the Company's ability to successfully market its services to current and new customers; (ii) the effect of competition; (iii) the Company's ability to react to trends in regulatory, legislative and judicial developments; (iv) the Company's ability to manage growth of its operations; (v) the Company's ability to secure additional sources of financing; (vi) the Company's ability to reduce operating expenses; (vii) the Company's ability to successfully manage its lease obligations and vendor liabilities and maintain available lease lines;
(viii) the Company's ability to continue to comply with the listing standards of the Nasdaq Stock Market and remain listed on this exchange;
(ix) the Company's ability to manage the business under this restructuring plan; (x) the difficulty of predicting the new and rapidly evolving high-speed data communications industry; and (xi) acquisitions involving the Company which may disrupt the business and be dilutive to our existing stockholders. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to update or revise the information contained in this press release, whether as a result of new information, future events or circumstances or otherwise.


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                                                                      7
     The following business model is subject to a variety of uncertainties and risks, many of which are beyond the company's control, which could cause actual results to differ materially from those contemplated by the business model. A number of these risks and uncertainties are described elsewhere in this Form 8-K.
--------------------------------------------------------------------------
                              BUSINESS MODEL
--------------------------------------------------------------------------


                         NETWORK ACCESS SOLUTIONS
                         KEY STATISTICS ESTIMATES

                                                                                   2000           2001
                                                                                  Actual          Plan
                                                                                ----------     ----------
Total ending lines (billed)                                                          9,814         18,490

Weighted average revenue per unit                                                     $160           $194

                  In thousands except for per share data
                  ---------------------------------------
Revenue
-------
     Network services                                                               10,703         29,221
     Product and integration services                                               19,914         12,205
                                                                                ----------     ----------
Total revenue                                                                       30,617         41,426

Gross margin (1)
------------
     Network services                                                              (11,938)         4,962
                                                                                ----------     ----------
                                                                                     (112%)           17%
     Product & integration services                                                  1,662          1,949
                                                                                ----------     ----------
                                                                                        8%            16%

Total gross margin                                                                 (10,276)         6,911
                                                                                ----------     ----------
                                                                                      (34%)           17%

Selling, general and administrative                                                 78,128         39,958

Earning before interest, taxes, depreciation and amortization                      (88,404)       (33,046)

Net income (loss)                                                                 (118,500)       (69,343)

Earnings per share                                                                   (3.18)         (1.53)

Capital expenditures                                                                73,380          7,860

Cash balance                                                                        69,415         18,250



----------
(1)  Before depreciation and amortization.


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                                                                          8
                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  May 18, 2001

                                   NETWORK ACCESS SOLUTIONS CORPORATION



                                   By:  /s/ Jonathan P. Aust
                                        -------------------------------
                                        Jonathan P. Aust
                                        Chairman and
                                        Chief Executive Officer



                                   By:  /s/ Mark E. Scott
                                        -------------------------------
                                        Mark E. Scott
                                        Chief Financial Officer
                                        and Corporate Secretary